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                                  EXHIBIT 10.22


                                 PROMISSORY NOTE

$3,000,000                                             Rapid City, South Dakota
                                                                 April 20, 1998

     FOR VALUE RECEIVED, the undersigned, Concorde Gaming Corporation, a Colorado corporation ("Maker"), hereby promises to pay to the order of BHL Capital Corporation, a South Dakota corporation ("Payee"), the aggregate principal amount of Three Million Dollars ($3,000,000) or, if less, the aggregate unpaid principal amount of all advances ("Advances") made by Payee to Maker as set forth on Schedule A to this Note, (the "Principal Amount"), plus interest thereon to accrue commencing on the date of each Advance at an interest rate per annum equal to 18%, which interest shall be payable at such time as the principal is due hereunder unless previously paid. Interest shall be calculated on the basis of a 365 day year and for the number of days actually lapsed.

     Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in that certain Option Agreement (the "Option Agreement") dated as of April 20, 1998 by and among Maker and the Payee.

     No payment of principal or interest shall be due until the earlier to occur of the Exercise Date or the Termination Date (hereinafter referred to as the "Payment Start Date"). Following the occurrence of the Payment Start Date, principal and interest shall be due on the last day of each month (including the month in which the Payment Start Date occurs) (each, a "Payment Date"). Payment shall be made in 36 equal installments to Payee at 6400 Hidden Valley Road, Rapid City, South Dakota 57702.

     Maker may prepay any amount due under this Note, in whole or in part, at any time after the Payment Start Date without penalty. Payments received for application to this Note shall be applied first to the payment of accrued interest, if any, and the balance applied in reduction of the principal amount hereof.

     This Note is secured with Payee receiving a secured interest in Maker's assets that would be subordinated to Maker's secured creditors.

     A default shall occur under this Note in the event that Maker shall fail to pay any amount due under this Note within five (5) days after the Payment Date. Upon default, Payee may elect to accelerate the entire unpaid balance of principal and interest due under this Note. In addition, upon default, the balance of principal and interest due under this Note shall bear interest at a rate equal to 24% per annum from the date such payment was due, as accelerated, until the date that Maker makes such payment.



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     Payee shall be entitled to collect all reasonable costs and expenses of collection of amounts due under this Note. In the event this Note is placed in the hands of any attorney for collection or is collected through any legal proceedings, Maker promises to pay (in addition to costs and disbursements otherwise allowed), to the extent permitted by law, reasonable attorneys' fees and legal costs.

     Any notice or other communication required or permitted under this Note shall be in writing and shall be deemed to have been duly given if delivered by hand, overnight delivery, or mailed, postage prepaid, by certified or registered mail, return receipt requested, and addressed to Maker at his address given below and to Payee at its address given above. Maker and Payee shall be obligated to notify the other party of any change in address. Notice of change of address shall be effective only when made in accordance with this paragraph.

     The rights or remedies of Payee as provided in this Note, as well as any other remedy provided at law or in equity, shall be cumulative and concurrent and may be pursued singly, successively or together against Maker.

     Maker, for itself and its successors and assigns, hereby: (a) waives presentment, demand, protest, notice of protest, notice of dishonor and all other notices and demands whatever; and (b) consents to extensions of time for payment, and acceptance of late or partial payments before, at or after maturity.

     No failure on the part of Payee to exercise any right or remedy under this Note shall constitute a waiver of such right or remedy, and no waiver of any past default shall constitute waiver of any future default or of any other default.

     If any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

     This Note may not be amended orally, but only by an amendment in writing signed by Maker and Payee.

     Reference in this Note to "Payee" shall mean the original Payee hereunder so long as such Payee shall be holder of this Note and thereafter shall mean any assignee of Payee or subsequent holder of this Note. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee.



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     This Note shall be governed in all respects in accordance with the laws of the State of Colorado.

                                               MAKER

                                               Concorde Gaming Corporation


                                               By:
                                                  -----------------------------
                                                  Jerry L. Baum, President

Maker's Address:  3290 Lien Street
                  Rapid City, South Dakota 57702


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                                   SCHEDULE A

                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                                              Amount of        Unpaid
         Amount of                         Maturity of      Principal Paid     Principal      Notation
Date      Advance       Interest Rate        Advance          or Prepaid        Balance       Made By
----     ---------      -------------      -----------      --------------     ---------      --------
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